                                                                   EXHIBIT 10.81

                               LICENSE AGREEMENT
                                   [LY213829]



     This License Agreement ("Agreement") is made as of the 5th day of November, 1996 by and between Eli Lilly and Company, an Indiana corporation ("Lilly") and Roberts Laboratories Inc., a New Jersey corporation ("Roberts").

                                    RECITALS
                                    --------

     1. Lilly and Roberts are in the business of discovering, developing and marketing pharmaceutical products.

     2. Lilly has discovered a compound internally designated as LY213829, Tazofelone, (as defined in Section 1.02 below, the "Compound") which may be useful in the treatment of functional gastrointestinal disorders and other indications. Lilly has previously engaged in certain research and development efforts including limited clinical trials with respect to the Compound, but has concluded that future development efforts could best be conducted by a company with a focus on gastrointestinal products.

     3. Roberts desires to license from Lilly certain rights of Lilly to the Compound and to pursue development and commercialization of the Compound within the Territory (as defined below), and Lilly is willing to grant such license, all upon the terms and conditions set forth in this License Agreement.

                                   AGREEMENT
                                   ---------

     In consideration of the Recitals and the mutual covenants and agreements set forth below, the parties agree as follows:

                                   ARTICLE 1
                                   ---------
                                  DEFINITIONS
                                  -----------

     When used in this Agreement, each of the following terms shall have the meanings set forth below.

     Section 1.01.  "Affiliate" of a party hereto means any corporation or
     ------------
business entity which at the time in question controls, is under common control with, or is controlled by such party. As used herein, control shall mean the ownership, directly or indirectly, of more than fifty percent (50%) of the voting stock or similar interests of the corporation or business entity or the ability to otherwise control the management of the corporation or business entity.

     Section 1.02.  "Compound" means (+/-)-5-[[3,5-bis(1,1-dimethylethyl)-4-
     ------------
hydroxyphenyl]methyl]-4-thiazolidinone and all pharmaceutically acceptable salts and solvates thereof.

     Section 1.03.  "End User" means a wholesaler, distributor, pharmacy,
     ------------
hospital, health care organization or patient.

     Section 1.04.  "Know-How" means the items listed on the attached Appendix A
     ------------
which are owned by or licensed to Lilly and reasonably useful to Roberts in developing and manufacturing the Compound and Product.

     Section 1.05.  "Lilly Intellectual Property Rights" means all patent
     ------------
rights, trade secret rights, and Know-How rights owned, licensed or otherwise controlled by Lilly as of the date hereof which encompass Compound and Product or are useful in preparing Compound and are effective in the Territory, including all divisions, continuations, continuations-in-part, reissuances, reexaminations, extensions, Supplementary Protection Certificates, and any similar intellectual property rights, and all counterparts thereof in the Territory. A list of all patent rights owned, licensed or otherwise controlled by Lilly as of the date hereof and which are encompassed hereunder is attached as Appendix B.

     Section 1.06.  "Net Sales" means with respect to a Product, the gross
     ------------
amount invoiced by Roberts, or any sublicensee, to an End User less the following deductions:

     1.   Trade, quantity and cash discounts actually given or allowed;

     2. Rebates, allowances, Medicaid and Medicare reimbursements, chargebacks and similar deductions;

     3.   Any tax imposed on the sale, delivery or use of the product; and

     4. Allowances or credits for returned goods or rejections of any Product which is unsalable.

     All amounts of Net Sales shall be determined from the books and records of Roberts maintained in accordance with United States generally accepted accounting principles, consistently applied.

     Section 1.07.  "Phase I Clinical Trial" means a small scale clinical study
     ------------
conducted in normal volunteers to establish Product safety.

     Section 1.08.  "Phase III Clinical Trial" means a large scale clinical
     ------------
study conducted in patients to establish Product efficacy and to support Product Registration.

     Section 1.09.  "Product" means any pharmaceutical compositon for use as a
     ------------
therapeutic or diagnostic product that incorporates the Compound.

     Section 1.10.  "Territory" means the entire world.
     ------------

                                   ARTICLE II
                                   ----------
                                    LICENSE
                                    -------

     Lilly grants to Roberts an exclusive license to make, have made, use or sell within the Territory the Compound and Product pursuant to all Lilly Intellectual Property Rights. With respect to any patent rights licensed hereunder, such license shall be limited solely to those patent claims necessary to provide Roberts with the ability to make, have made, use or sell Product within the Territory and shall, further, be limited solely to the right to make, have made, use or sell Product within the Territory. Such license shall include the right of Roberts to sublicense, consistent with the terms of this Agreement. All terms and provisions of this Agreement shall apply to each sublicense to the same extent as they apply to Roberts, and Roberts shall guarantee performance by its sublicensee of all obligations imposed under the terms of this Agreement.

                                  ARTICLE III
                                  -----------
                             PAYMENTS AND ROYALTIES
                             ----------------------

     Section 3.01.  Signing and Milestone Payments.
     ---------------------------------------------

(a) As consideration for the licenses granted hereunder, Roberts shall pay Lilly by wire transfer to an account designated by Lilly the following amounts at the following times:

    (i)    Upon execution of this Agreement                      $1 million

    (ii)   Upon completion of transfer of the                    $2 million
           Know-How described in Section 1.04
           of this Agreement

    (iii)  Upon approval of the first clinical                   $1 million
           trial exemption or equivalent for a
           Product in the United States, Canada
           Japan or the European Community
           (i.e., a filing such as an IND that
           permits the commencement of Phase I
           Clinical Trials):

      (iv)   Upon commencement of the first                        $2 million
             Phase III Clinical Trial of a Product:

      (v)    Upon acceptance of the first New                      $2 million
             Drug Application or similar filing in
             the United States, Canada, Japan or
             the European Community that seeks
             permission to market a Product:

      (vi)   Upon approval of the first marketing                  $2 million
             approval of a Product in the United
             States, Canada, Japan or the European
             Community (e.g. approval by the FDA
             or similar governmental entity of an
             NDA or similar filing for a Product):

     (b) All payments described above shall be made within thirty (30) days of the relevant event, except for the payment described in (a)(i), which shall be made upon signing of this Agreement. Any payment not made when due shall bear interest at the United States prime rate on the due date as published in the

Wall Street Journal, plus six percent (6%).
-------------------

     Section 3.02.  Royalty.  As additional consideration for the licenses
     ----------------------
granted hereunder, Roberts shall pay to Lilly a royalty equal to 7% of Net Sales of Product the Territory. Royalties shall be reported and paid quarterly in accordance with Article VII of this Agreement.

                                   ARTICLE IV
                                   ----------
          PROSECUTION AND INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS
          ------------------------------------------------------------

     Section 4.01.  Patent Term Extension and Supplementary Protection
     -----------------------------------------------------------------
Certificates.  Lilly upon request  of Roberts shall apply for (and grant Roberts
------------
a license under) patent term extensions, Supplementary Protection Certificates or functional equivalents thereof, in any jurisdication within the Territory where usch items are permissable, for any Lilly Intellectual Property Rights licensed to Roberts hereunder. Roberts will provide Lilly with all material and information as may be necessary to obtain any of the aforesaid rights.

     Section 4.02.  Prosecution and Maintenance of Licensed Patents.
     --------------------------------------------------------------

     (a) Appendix B attached hereto identifies all pending patents worldwide which are encompassed in the applications and Lilly Intellectual Property Rights.

     (b) Lilly shall prosecute any pending applications of which it is the owner that are emcompassed in the Lilly Intellectual Property Rights and maintain any patents that have issued or will issue thereon in full force and effect for the term of such patent. Should, during the course of prosecution of any pending claims, an official action rejecting the claims require that an amendment be made or action be taken which would limit or substantially change the scope of any license hereunder, Lilly will timely inform Roberts in writing. Lilly shall consult Roberts before responding to any such official action, and allow Roberts to assist in the prosecution of such claims or, at Lilly's option, allow Roberts to assist in the prosecution of such claims or, at Lilly's option, allow Roberts the opportunity at its time and expense to prosecute such claims to Roberts satisfaction.

     Section 4.03.  Costs of Prosecution and Maintenance of Patents.  Lilly
     --------------------------------------------------------------
shall bear all costs incurred in filing, prosecuting and maintaining all patents and patent applications encompassed within he Intellectual Property Rights, provided, however, that Roberts shall pay one-half (1/2) of all reasonable external expenses incurred by Lilly while prosecuting and maintaining such patents and patent applications. External expenses will include patent office fees and taxes in connection with the prosecution and maintenance of any patent or patent application and the fees of any patent attorneys or agents, external of Lilly, in connection with the ex parte prosecution and maintenance thereof.
                                 -- -----
The allocation of such expenses will occur on an annual basis at the end of the last quarter of each calendar year, at which time Lilly will provide Roberts with an itemized list of external expenses denominated in United States dollars incurred during the previous annual period. Roberts will then reimburse Lilly's expenses within sixty (60) days of the date of receipt of this itemized list. Notwithstanding the foregoing, Lilly may, at its sole discretion, choose not to prosecute or cease to maintain a patent or patent application in any country as it so desires and to the extent that Lilly chooses not to prosecute or ceases to maintain such patent or patent application Lilly shall not be responsible for any patent costs associated with prosecuting and/or maintaining the patent or patent application in such country. If Roberts to prosecute or maintain such patent or patent application Roberts may do so at its own expense; however, under these circumstances, Lilly would grant Roberts all of its patent rights associated with such patent in such country. Similarly, upon written notice to Lilly, Roberts may elect not to share in the prosecution or maintenance costs as described in this Section 4.03 related to a patent or patent application in a particular country; however, upon such election any rights that Roberts has in such patent in such country would be granted to Lilly.

     Section 4.04  Option by Roberts to Discontinue License.  Roberts, at its
     ------------------------------------------------------
option, may elect to discontinue the license granted and surrender all rights hereunder as to any patent on a country-by-country basis. Such election must be made by thirty (30) days written notice by simultaneous facsimile transmission and certified mailing, and, with respect to the surrender of Roberts' rights, will be effective as of the date of mailing. In the event such an election is made, Lilly's obligations under Sections 4.01 and 4.02 and Roberts' obligations under Section 4.03 will terminate thirty (30) days from the date of mailing with respect to the specific patent on which the election is made.

     Section 4.05.  Infringement.  Each party shall give prompt notice to the
     ---------------------------
other of any infringement, potential infringement or suspected infringement of Lilly Intellectual Property Rights that may come to such party's attention. Promptly thereafter, the parties shall consult and cooperate fully to determine a course of action, including, but not limited to, the commencement of legal action by one or both parties, to cause such infringement, potential infringement or suspected infringement to be terminated. Each party, at its option, may elect to participate in or commence such legal action. In the event of a joint action in which both parties agree to participate, the parties will share in the costs and the recovery of the agreed upon course of action in a manner to be agreed upon. Failing agreement on a course of action to abate infringement, potential infringement or suspected infringement within sixty (60) days of the time such infringement, potential infringement or suspected infringement becomes known to both parties, either party shall have the right, at its own expense, to initiate and prosecute an action against the infringer and shall retain whatever damages are recovered. In the event Roberts is unable to initiate and prosecute such action solely in its own name, Lilly will execute (and cause its Affiliates to execute) all documents necessary for Roberts to initiate and prosecute such action. Neither party will enter into any settlement of any action referred to in this Section without the other party's prior consent, which consent shall not be unreasonably withheld.

     Section 4.06.  Reexamination and Reissue.  Lilly shall defend in a
     ----------------------------------------
reasonable manner any patent encompassed within the Lilly Intellectual Property Rights in any reexamination or reissue proceeding in the United States Patent and Trademark Office and the applicable foreign equivalent. Before Lilly initiates a reissue proceeding, or before either party initiates a reexamination proceeding, the parties shall consult as to the desirability or necessity of
such a proceeding.   Such proceedings will not be abandoned prior to a final
decision of the Patent Office Board of Appeals or Patent Office Board of Interferences and the applicable foreign equivalent without the consent of Roberts, which consent will not be unreasonably withheld taking into consideration, inter alia, the merits of the action of the Patent and Trademark Office and the applicable foreign equivalent, priority dates provable by any interference party (should an interference be involved), and the technological and commercial importance of the subject matter of the claims of the application or patent involved expenses shall be borne as provided in Section 4.03.

                                   ARTICLE V
                                   ---------
                            DISCLOSURE OF AGREEMENT
                            -----------------------

     Section 5.01.  Disclosure of Agreement.  Except as provided below, neither
     --------------------------------------
Roberts nor Lilly shall release any information to any third party with respect to the existence and terms of this Agreement without the prior written consent of the other party to this Agreement.

     This prohibition includes, but is not limited to, press releases, educational and scientific conferences, promotional materials, governmental filings, and discussions with lenders, investment bankers, public officials, and the media.

     Section 5.02.  Releases Required by Law.  If either party determines a
     ---------------------------------------
release of information is required by law or governmental regulation, it shall notify the other in writing at least ten (10) days (or such shorter period where legally required) before the time of the proposed release. The notice shall include the exact text of the proposed release, the time and manner of the release, and the basis for such party's belief that disclosure is required.

     At the other party's request and before the release, the party desiring to release information shall consult with the other party on the necessity for the disclosure and the text of the proposed release. In no event shall a release include information regarding the existence or terms of this Agreement that is not required by law or governmental regulation without the consent of the other party.

     Notwithstanding any other terms of this Agreement, either party shall be permitted and allowed to provide a copy of this Agreement or any terms hereof or otherwise provide any information with respect to the existence and terms of this Agreement to appropriate governmental taxing or drug regulatory authorities requested, without advance written notice or approval of the other party.

                                   ARTICLE VI
                                   ----------
                              CERTAIN UNDERTAKINGS
                              --------------------

     Section 6.01.  Lilly Warranties.  Lilly hereby warrants that it, to the
     -------------------------------
best of its knowledge, is the sole owner of or is duly licensed under the Lilly Intellectual Property Rights licensed to Roberts hereunder and has a lawful right to grant the rights and licenses granted to Roberts hereunder.

     Section 6.02.   Roberts Efforts.  Roberts hereby agrees to use its best
     -------------------------------
efforts to develop and commercialize Products throughout the Territory. Roberts may abandon development efforts for the Compound at any time if in the reasonable judgment of Roberts further development efforts are not justified.
If Roberts so abandons development, if shall upon request assign to Lilly or Lilly's designee all intellectual property, records, data, clinical trial results and other information relating to the Compound in return for which Lilly or its designee shall pay to Roberts an amount equal to Roberts' total development costs (including all out of pocket costs and reasonable internal costs). Furthermore, upon execution of this Agreement, Roberts shall assume all responsibilities for all adverse event reporting, annual reporting and any other reporting responsibilities to regulatory agencies in the Territory.

     Section 6.03.  Technical Assistance.  For a period of one hundred eighty
     -----------------------------------
(180) days from the date hereof, Lilly will, through certain designated personnel, provide Roberts with such technical assistance, information and advice regarding the use of Lilly Intellectual Property Rights and the Know-How that may be reasonably necessary in connection with the manufacturing and testing of the Compound and Product. Lilly, at its expense, also agrees that such assistance may include one (1) visit to the Roberts facilities (not to exceed twenty-four (24) hours) located in New Jersey by at least one (1) qualified member of Lilly's personnel to render on-site technical assistance. Except for the on-site visit described in this Section 6.03, all costs external to Lilly and associated with technical assistance shall be borne entirely by Roberts. Furthermore, Lilly shall not be required to engage extra personnel or to provide facilities in connection with providing technical assistance.

                                  ARTICLE VII
                                  -----------
                                   ACCOUNTING
                                   ----------

     Section 7.01.  Sales and Royalty Reports.  Roberts shall deliver to Lilly
     ----------------------------------------
within sixty (60) days after the end of each calendar quarter a written accounting of Roberts' Net Sales and the royalty payment due to Lilly for such quarter. Such quarterly reports shall be in English and include Net Sales of products on a country-by-country basis (expressed in United States dollars or computed under the provisions of Section 7.04 hereof), a sales forecast for each quarter of the current calendar year, and contain such information as Lilly may from time to time reasonably request. Annually, October 1, Roberts shall deliver to Lilly a sales forecast, by quarter, for the subsequent calendar year. All sales and royalty reports shall be directed to Eli Lilly and Company, Attn: Royalty Administration, D.C. 2211, Lilly Corporate Center, Indianapolis, Indiana 46285. In the event Roberts makes Sales of Product(s) to persons other than End Users, Roberts shall require such persons to provide Roberts with such information as Lilly may reasonably request to permit Lilly to calculate and verify Net Sales and Royalties due.

     Section 7.02.  Delivery of Royalty.  When Roberts delivers the accounting
     ----------------------------------
to Lilly, Roberts shall also pay by wire transfer or other method acceptable to Lilly royalty payments due to Lilly for the preceding calendar quarter. Any payment not made when due shall bear interest at the United States prime rate on due date as published in the Wall Street Journal, plus six percent (6%).
                             -------------------

     Section 7.03.  Audits.  Roberts shall keep accurate records in sufficient
     ---------------------
detail to enable the amounts due to Lilly hereunder to be determined. During the term of this Agreement and for two (2) years after its termination Lilly shall, not more than once each year and upon written notice, have the right, at its expense, to audit the books and records of Roberts has underpaid a royalty amount due under this Agreement and for two (2) years after its termination Lilly shall, not more than once each year and upon written notice, have the right, at its expense, to audit the books and records of Roberts for the purpose of determining the accuracy of royalty payments. If Roberts has underpaid a royalty amount due under this Agreement by more than five percent (5%), Roberts shall, in addition to paying any royalties due, also reimburse Lilly for the cost of such audit.

     Section 7.04. Exchange Rates and Currency Translation.  All payments to be
     -----------------------------------------------------
made by Roberts to Lilly under this Agreement shall be made and reported in United States dollars. The rate of exchange to be used in computing the amount of Net Sales and the United States dollars due Lilly shall be calculated using Roberts' then current standard exchange rate methodology, which methodology is used by Roberts in the translation of its foreign currency operating results for external reporting, is consistent with United States generally accepted accounting principles and generally reviewed and approved by Roberts' independent certified public accountants.

     Section 7.05.  Withholding Taxes.  Roberts shall have no liability for any
     --------------------------------
income taxes levied against Lilly on account of royalties paid hereunder. If a laws or regulations require that any such taxes be withheld by Roberts, Roberts shall deduct such taxes from the payment due Lilly, pay the taxes so withheld to the proper taxing authority, and send proof of payment to Lilly annually within ninety (90) days of the first day of the year following such payment. If Lilly desires to obtain a refund of any taxes so withheld and paid to a taxing authority, Roberts shall cooperate in the pursuit of such refund.

ARTICLE VIII
------------
                              TERM AND TERMINATION
                              --------------------

       Section 8.01.  Term.  This Agreement shall become effective on the date
       -------------------
hereof, and shall remain in effect until the later of either: (i) the life of the last to expire of the patents encompassed in the Lilly Intellectual Property, or (ii) fifteen (15) years from the date hereof. Upon termination of this Agreement set forth in this Section 8.01, the licenses granted to Roberts hereunder shall be deemed to be paid up in full.

     Section 8.02.  Termination by Default.  If either party is in default of
     -------------------------------------
any of its material obligations under this Agreement, or fails to remedy such a default within sixty (60) days after the other party sends written notice detailing the substance of the default to the defaulting party, the injured party may terminate this Agreement by written notice. In the event Lilly elects to terminate this Agreement by reason of any default by Roberts, the licenses granted hereunder shall terminate.

     Section 8.03.  Residual Obligation Upon Termination.  Termination of this
     ---------------------------------------------------
Agreement for any reason whatsoever will not release or discharge Lilly or Roberts from the performance of any obligation or the payment of any debt which may have previously accrued and remains to be performed, paid or discharged, at the date of such termination. However, upon termination no further obligations under this Agreement shall be incurred by Lilly or Roberts.

                                   ARTICLE IX
                                   ----------
                            MISCELLANEOUS PROVISIONS
                            ------------------------

     Section 9.01.  Amendment.  This Agreement may not be amended, supplemented
     ------------------------
or otherwise modified except by an instrument in writing signed by an authorized representative of both parties.

     Section 9.02.  Entire Agreement.  This Agreement constitutes the complete
     -------------------------------
and definitive agreement of the parties on the subject matter hereof and supersedes, cancels and annuls all prior or subsequent agreements, understandings and undertakings relating to the subject matter hereof including, but without limiting the generality of the foregoing, any documents used by the parties in making or accepting any offer. There are no verbal agreements, warranties, representations or understandings affecting this Agreement, and all previous or other negotiations, representations and understandings between Lilly and Roberts are merged herein.

     Section 9.03.  Severability.  Each party agrees that, should any provision
     ---------------------------
of this Agreement be determined by a court of competent jurisdiction to violate or contravene any applicable law or policy, such provision will be severed or modified by the court to the extent necessary to comply with the applicable law or policy, and such modified provision and the remainder of the provisions hereof will continue in full force and effect. The parties specifically agree that nothing in this Agreement is intended to require either party to take, or not take, any action which would constitute a violation of any applicable law or regulation, including but not limited to those regarding trade.

     Section 9.04.  Notices.  Any notice required or permitted to be given under
     ----------------------
this Agreement shall be in writing and shall be deemed to have been sufficiently given for all purposes if mailed by first class certified or registered mail, postage prepaid, or sent by national overnight delivery service, or by acknowledged facsimile. Unless otherwise specified in writing, the mailing addresses of the parties shall be as follows:

     For Roberts:

     Roberts Laboratories Inc.
     4 Industrial Way West
     Eatontown, New Jersey  07724
     Attention:  A.A. Rascio, Vice President

     For Lilly:

     Eli Lilly and Company
     Lilly Corporate Center
     Indianapolis, IN  46285
     Attention:  General Counsel

     Section 9.05.  Governing Law.  This Agreement shall be governed by, and
     ----------------------------
construed in accordance with, the laws of Indiana, excluding any choice of law rules which may direct the application of the law of any other jurisdiction.

     Section 9.06.  Assignment.  Except as expressly provided herein, neither
     -------------------------
party may assign its rights and obligations under this Agreement except to an Affiliate without prior written consent of the other, except a party may make such an assignment without the other party's consent in connection with any merger or sale of all or substantially all of its assets to which this Agreement relates. This Agreement shall be binding upon the inure to the benefit of the successors permitted assignees of the parties hereto.

     Section 9.7.  Consents Not Unreasonably Withheld.  Whenever provision is
     ------------------------------------------------
made in this Agreement for either party to secure the consent or approval of the other, that consent or approval shall not unreasonably be withheld, and whenever in this Agreement provisions are made for one party to object to or disapprove a matter, such objection or disapproval shall not unreasonably be exercised.

     Section 9.8.  No Strict Construction.  This Agreement has been prepared
     ------------------------------------
jointly and shall not be strictly construed against either party.

     Section 9.9.  Captions.  The captions or headings of the Sections or other
     ----------------------
subdivisions hereof are inserted only as a matter of convenience or for reference and shall have no effect on the meaning of the provisions hereof.

     Section 9.10.  Force Majeure.  Any delay or failure in the performance of
     ----------------------------
any of the duties or obligations of any party hereto caused by an event outside the affected party's reasonable control shall not be considered a breach of this Agreement, and the time required for such party's performance shall be extended for a period equal to the period of such delay. Such events shall include, without limitation, any labor strike or lockout, act of God, war, fire, flood, embargo, act of any governmental authority, riot, or any other unforeseeable cause or causes beyond the reasonable control and without the fault or negligence of the party so affected. The party so affected shall give prompt notice to the other party of such cause, and shall take whatever reasonable steps are appropriate in the party's discretion to relieve the effect of such cause as rapidly as possible.

     Section 9.11. Currency.  All references to "$" or "dollars" in this
     ----------------------
agreement shall refer to United States dollars.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their respective officers thereunto duly authorized.


ROBERTS LABORATORIES INC.           ELI LILLY AND COMPANY


By: /s/ Peter M. Rogalin                 By: /s/ Charles E. Golden
    ----------------------                   ------------------------
Title:  Vice President                   Title:  Executive Vice President
    ----------------------                        and Chief Financial Officer



In order to induce Lilly to execute this Agreement, Roberts Pharmaceutical Corporation, the parent company of Roberts Laboratories Inc., hereby unconditionally guarantees the due payment and performance of all obligations of Roberts Laboratories Inc. contained in this Agreement.

By:  /s/ Anthony A. Rascio
    ------------------------
Title:    Vice President

                                   APPENDIX A

     Know-How shall mean all written information in the possession of Lilly regarding the Compound of the types listed below reasonably useful to Roberts in developing and manufacturing the compound. Lilly shall use its reasonable efforts to locate and furnish to Roberts all material documents representing Know-How. Roberts acknowledges that certain records may have been lost or destroyed or otherwise be unavailable. Provided that Lilly has used its reasonable efforts to locate such documents, Lilly shall have no further obligation to Roberts with respect to such documents.

Marketing             .  Market research on GI markets prepared with
                         respect to the Compound.

                      .  Initial forecasts of market potential for the Compound

Toxicology            .  Written summary reports for the Compound

Project Management    .  For the Compound for the 2 years prior to
Status Reports           discontinuation of Lilly's development effort.

Regulatory            .  CTX for the Compound

                      . All other material regulatory documents relating to the Compound, including any and all clinical data

                                   APPENDIX B

                      LY213829 (TAZOFELONE) PATENT SUMMARY
                      ------------------------------------


            Lilly Docket No.             Subject Matter
            ----------------             --------------

             X-6428                 Compound (racemate)

             X-7812                 Method of Treating IBD:
                                    Process for Preparing Enantiomers

             X-8830                 Process for Preparing Enantiomers

             P-9667                 Crystal Form of Racemate

                                                                   EXHIBIT 10.81

                               LICENSE AGREEMENT
                                   [LY246736]

     This License Agreement ("Agreement") is made as of the 5th day of November, 1996 by and between Eli Lilly and Company, an Indiana corporation ("Lilly") and Roberts Laboratories Inc., a New Jersey corporation ("Roberts").

                                    RECITALS
                                    --------

     1. Lilly and Roberts are in the business of discovering, developing and marketing pharmaceutical products.

     2. Lilly has discovered a compound internally designated as LY246736 (as defined in Section 1.02 below, the "Compound") which may be useful in the treatment of functional gastrointestinal disorders and other indications. Lilly has previously engaged in certain research and development efforts with respect to the Compound, but has concluded that future development efforts could best be conducted by a company with a focus on gastrointestinal products.

     3. Roberts desires to license from Lilly certain rights of Lilly to the Compound and to pursue development and commercialization of the Compound within the Territory (as defined below), and Lilly is willing to grant such license, all upon the terms and conditions set forth in this License Agreement.

                                   AGREEMENT
                                   ---------

     In consideration of the Recitals and the mutual covenants and agreements set forth below, the parties agree as follows:

                                   ARTICLE I
                                   ---------
                                  DEFINITIONS
                                  -----------

     When used in this Agreement, each of the following terms shall have the meanings set forth below.

     Section 1.01.  "Affiliate" of a party hereto means any corporation or
     ------------
business entity which at the time in question controls, is under common control with, or is controlled by such party. As used herein, control shall mean the ownership, directly or indirectly, of more than fifty percent (50%) of the voting stock or similar interests of the corporation or business entity or the ability to otherwise control the management of the corporation or business entity.

     Section 1.02.  "Compound" means (+)-[[2(S)-[[4(R)-(3-hydroxyphenyl)-3(R),4-
     ------------
dimethyl-1-piperidinyl]methyl]-1-oxo-3-phenylpropyl]amino]-acetic acid and all pharmaceutically acceptable salts and solvates thereof.

     Section 1.03.  "End User" means a wholesaler, distributor, pharmacy,
     ------------
hospital, health care organization or patient.

     Section 1.04.  "Know-How" means the items listed on the attached Appendix A
     ------------
which are owned by or licensed to Lilly and reasonably useful to Roberts in developing and manufacturing the Compound and Product.

     Section 1.05.  "Lilly Intellectual Property Rights" means all patent
     ------------
rights, trade secret rights, and Know-How rights owned, licensed or otherwise controlled by Lilly as of the date hereof which encompass Compound and Product or are useful in preparing Compound and are effective in the Territory, including all divisions, continuations, continuations-in-part, reissuances, reexaminations, extensions, Supplementary Protection Certificates, and any similar intellectual property rights, and all counterparts thereof in the Territory. A list of all patent rights owned, licensed or otherwise controlled by Lilly as of the date hereof and which are encompassed hereunder is attached as Appendix B.

          Section 1.06.  "Net Sales" means with respect to a Product, the gross
          ------------
amount invoiced by Roberts, or any sublicensee, to an End User less the following deductions:

     1.   Trade, quantity and cash discounts actually given or allowed;

     2. Rebates, allowances, Medicaid and Medicaid reimbursements, chargebacks and similar deductions;

     3.   Any tax imposed on the sale, delivery or use of the product, and

     4. Allowances or credits for returned goods or rejections of any Product which in unsalable.

     All amounts of Net Sales shall be determined from the books and records of Roberts maintained in accordance with United States generally accepted accounting principles, consistently applied.

     Section 1.07.  "Product" means any pharmaceutical composition for use as a
     ------------
therapeutic or diagnostic product that incorporates the Compound.

     Section 1.08.  "Territory" means the entire world.
     ------------

                                   ARTICLE II
                                   ----------
                                    LICENSE
                                    -------

     Lilly grants to Roberts an exclusive license to make, have made, use or sell within the Territory the Compound and Product pursuant to all Lilly Intellectual Property Rights. With respect to any patent rights licensed hereunder, such license shall be limited solely to those patent claims necessary to provide Roberts with the ability to make, have made, use or sell Product within the Territory and shall, further, be limited solely to the right to make, have made, use or sell Product within the Territory. Such license shall include the right of Roberts to sublicense, consistent with the terms of this Agreement. All terms and provisions of this Agreement shall apply to each sublicense to the same extent as they apply to Roberts, and Roberts shall guarantee performance by its sublicensee of all obligations imposed under the terms of this Agreement

                                  ARTICLE III
                                  -----------
                             PAYMENTS AND ROYALTIES
                             ----------------------

     Section 3.01.  Signing and Milestone Payments.
     ---------------------------------------------

     (a) As consideration for the licenses granted hereunder, Roberts shall pay Lilly by wire transfer to an account designated by Lilly the following amounts at the following times:

          (i)  Upon execution of this Agreement         $500,000

          (v)  Upon acceptance of the first New         $500,000
               Drug Application or similar filing in
               the United States, Canada, Japan or
               the European Community that seeks
               permission to market a Product:

     (b) All payments described above shall be made within thirty (30) days of the relevant event, except for the payment described in (a)(i), which shall be made upon signing of this Agreement. Any payment not made when due shall bear interest at the United States prime rate on the due date as published in the Wall Street Journal, plus six percent (6%).
                      -------------------

     Section 3.02. Royalty.   As additional consideration for the licenses
     ---------------------
granted hereunder, Roberts shall pay to Lilly a royalty equal to 7% of Net Sales of Product in the Territory. Royalties shall be reported and paid quarterly in accordance with Article VII of this Agreement.

                                   ARTICLE IV
                                   ----------
                                 PROSECUTION AND INFRINGEMENT OF INTELLECTUAL
                                 --------------------------------------------
PROPERTY RIGHTS
---------------

     Section 4.01.  Patent Term Extensions and Supplementary Protection
     ------------------------------------------------------------------
Certificates. Lilly upon request of Roberts shall apply for (and grant Roberts a
------------
license under) patent term extensions, Supplementary Protection Certificates or functional equivalents thereof, in any jurisdiction within the Territory where such items are permissible, for any Lilly Intellectual

Property Rights licensed to Roberts hereunder. Roberts will provide Lilly with all material and information as may be necessary to obtain any of the aforesaid rights.

     Section 4.02.  Prosecution and Maintenance of Licensed Patents.
     --------------------------------------------------------------

     (a) Appendix B attached hereto identifies all pending applications and patents worldwide which are encompassed in the Lilly Intellectual Property Rights.

     (b) Lilly shall prosecute any pending applications of which it is the owner that are encompassed in the Lilly Intellectual Property Rights and maintain any patents that have issued or will issue thereon in full force and effect for the term of such patent. Should, during the course of prosecution of any pending claims, an official action rejecting the claims require that an amendment be made or action be taken which would limit or substantially change the scope of any license hereunder, Lilly will timely inform Roberts in writing. Lilly shall consult Roberts before responding to any such official action, and allow Roberts to assist in the prosecution of such claims or, at Lilly's option, allow Roberts the opportunity at its time and expense to prosecute such claims to Roberts satisfaction.

     Section 4.03.  Costs of Prosecution and Maintenance of Patents.  Lilly
     --------------------------------------------------------------
shall bear all costs incurred in filing, prosecuting and maintaining all patents and patent applications encompassed within the Intellectual Property Rights, provided, however, that Roberts shall pay one-half (1/2) of all reasonable external expenses incurred by Lilly while prosecuting and maintaining such patents and patent applications. External expenses will include patent office fees and taxes in connection with the prosecution and maintenance of any patent or patent application and the fees of any patent attorneys or agents, external of Lilly, in connection with the ex parte prosection and maintenance thereof.
                                 -- -----
The allocation of such expenses will occur on a annual basis at the end of the last quarter of each calendar year, at which time Lilly will provide Roberts with an itemized list of external expenses denominated in United States dollars incurred during the previous annual period. Roberts will then reimburse Lilly's expenses within sixty (60) days of the date of receipt of this itemized list. Notwithstanding the foregoing, Lilly may, at its sole discretion, choose not to prosecute or cease to maintain a patent or patent application in any country as it so desires and to the extent that Lilly chooses not to prosecute or ceases to maintain such patent or patent application Lilly shall not be responsible for any patent costs associated with prosecuting and/or maintaining the patent or patent application in such country. If Roberts desires to prosecute or maintain such patent or patent application Roberts may do so at its own expense; however, under these circumstances, Lilly would grant Roberts all of its patent rights associated with such patent in such country. Similarly, upon written notice to Lilly, Roberts may elect not to share in the prosecution or maintenance costs as described in this Section 4.03 related to a patent or patent application in a particular country; however, upon such election any rights that Roberts has in such patent in such country would be granted to Lilly.

     Section 4.04.  Option by Roberts to Discontinue License.  Roberts, at its
     -------------------------------------------------------
option, may elect to discontinue the license granted and surrender all rights hereunder as to any patent on a country-by-country basis. Such election must be made by thirty (30) days written notice by simultaneous facsimile transmission and certified mailing, and, with respect to the surrender of Roberts' rights, will be effective as of the date of mailing. In the event such an election is made, Lilly's obligations under Sections 4.01 and 4.02 and Roberts' obligations under Section 4.03 will terminate thirty (30) days from the date of mailing with respect to the specific patent on which the election is made.

     Section 4.05.  Infringement.  Each party shall give prompt notice to the
     ---------------------------
other of any infringement, potential infringement or suspected infringement of Lilly Intellectual Property Rights that may come to such party's attention. Promptly thereafter, the parties shall consult and cooperate fully to determine a course of action, including, but not limited to, the commencement of legal action by one or both parties, to cause such infringement, potential infringement or suspected infringement to be terminated. Each party, at its option, may elect to participate in or commence such a legal action. In the event of a joint action in which both parties agree to participate, the parties will share in the costs and the recovery of the agreed upon course of action in a manner to be agreed upon. Failing agreement on a course of action to abate infringement, potential infringement or suspected infringement within sixty (60) days of the time of such infringement, potential infringement or suspected infringement becomes known to both parties, either party shall have the right, at its own expense, to initiate and prosecute an action against the infringer and shall retain whatever damages are recovered. In the event Roberts is unable to initiate and prosecute such action solely in its own name, Lilly will execute (and cause its Affiliates to execute) all documents necessary for Roberts to initiate and prosecute such action. Neither party will enter into any settlement of any action referred to in this Section without the other party's prior consent, which consent shall not be unreasonably withheld.

     Section 4.06.  Reexamination and Reissue.  Lilly shall defend in a
     ----------------------------------------
reasonable manner any patent encompassed within the Lilly Intellectual Property Rights in any reexamination or reissue proceeding in the United States Patent and Trademark Office and the applicable foreign equivalent. Before Lilly initiates a reissue proceeding, or before either party initiates a reexamination proceeding, the parties shall consult as to the desirability or necessity of such a proceeding. Such proceedings will not be abandoned prior to a final decision of the Patent Office Board of Appeals or Patent Office Board of Interferences and the applicable foreign equivalent without the consent of Roberts, which consent will not be unreasonably withheld taking into consideration, inter alia, the merits of the action of the Patent and Trademark Office and the applicable foreign equivalent, priority dates provable by any interference party (should an interference be involved), and the technological and commercial importance of the subject matter of the claims of the application or patent involved expenses shall be borne as provided in Section 4.03.

                                   ARTICLE V
                                   ---------
                            DISCLOSURE OF AGREEMENT
                            -----------------------

     Section 5.01.  Disclosure of Agreement.  Except as provided below, neither
     --------------------------------------
Roberts nor Lilly shall release any information to any third party with respect to the existence and terms of this Agreement without the prior written consent of the other party to this Agreement.

     This prohibition includes, but is not limited to, press releases, educational and scientific conferences, promotional materials, governmental filings, and discussions with lenders, investment bankers, public officials, and the media.

     Section 5.02.  Releases Required by Law.  If either party determines a
     ---------------------------------------
release of information is required by law or governmental regulation, it shall notify the other in writing at least ten (10) days (or such shorter period where legally required) before the time of the proposed release. The notice shall include the exact text of the proposed release, the time and manner of the release, and the basis for such party's belief that disclosure is required.

     At the other party's request and before the release, the party desiring to release information shall consult with the other party on the necessity for the disclosure and the text of the proposed release. In no event shall a release include information regarding the existence or terms of this Agreement that is not required by law or governmental regulation without the consent of the other party.

     Notwithstanding any other terms of this Agreement, either party shall be permitted and allowed to provide a copy of this Agreement or any terms hereof or otherwise provide any information with respect to the existence and terms of this Agreement to appropriate governmental taxing or drug regulatory authorities requested, without advance written notice or approval of the other party.

                                   ARTICLE VI
                                   ----------
                              CERTAIN UNDERTAKINGS
                              --------------------

     Section 6.01.  Lilly Warranties.  Lilly hereby warrants that it, to the
     -------------------------------
best of its knowledge, is the sole owner of or is duly licensed under the Lilly Intellectual Property Rights licensed to Roberts hereunder and has a lawful right to grant the rights and licenses granted to Roberts hereunder.

     Section 6.02. Roberts Efforts.  Roberts hereby agrees to use its best
     -----------------------------
efforts to develop and commercialize Products throughout the Territory. Roberts may abandon development efforts for the Compound at any time if in the reasonable judgment of Roberts further development efforts are not justified.
If Roberts so abandons development, it shall upon request assign to Lilly or Lilly's designee all intellectual property, records, data, clinical trial results and other information relating to the Compound in return for which Lilly or its designee shall pay to Roberts an amount equal to Roberts' total development costs (including all out of pocket costs and reasonable internal costs). Roberts shall comply with all responsibilities for all adverse event reporting, annual reporting and any other reporting responsibilities to regulatory agencies in the Territory.

     Section 6.03.  Technical Assistance.  For a period of one hundred eighty
     -----------------------------------
(180) days from the date hereof, Lilly will, through certain designated personnel, provide Roberts with such technical assistance, information and advice regarding the use of Lilly Intellectual Property Rights and the Know-How that may be reasonably necessary in connection with the manufacturing and testing of the Compound and Product. Lilly, at its expense, also agrees that such assistance may include one (1) visit to the Roberts facilities (not to exceed twenty-four (24) hours) located in New Jersey by at least one (1) qualified member of Lilly's personnel to render on-site technical assistance. Except for the on-site visit described in this Section 6.03, all costs external to Lilly and associated with technical assistance shall be borne entirely by Roberts. Furthermore, Lilly shall not be required to engage extra personnel or to provide facilities in connection with providing technical assistance.

                                  ARTICLE VII
                                  -----------
                                   ACCOUNTING
                                   ----------

     Section 7.01.  Sales and Royalty Reports.  Roberts shall deliver to Lilly
     ----------------------------------------
within sixty (60) days after the end of each calendar quarter a written accounting of Roberts' Net Sales and the royalty payment due to Lilly for such quarter. Such quarterly reports shall be in English and include the Net Sales of products on a country-by-country basis (expressed in United States dollars or computed under the provisions of Section 7.04 hereof), a sales forecast for each quarter of the current calendar year, and contain such other information as Lilly may from time to time reasonably request. Annually, by October 1, Roberts shall deliver to Lilly a sales forecast, by quarter, for the subsequent calendar year. All sales and royalty reports shall be directed to Eli Lilly and Company,
Attn: Royalty Administration, D.C. 2211, Lilly Corporate Center, Indianapolis, Indiana 46285. In the event Roberts makes Sales of Product(s) to persons other than End Users, Roberts shall require such persons to provide Roberts with such information as Lilly may reasonably request to permit Lilly to calculate and verify Net Sales and Royalties due.

     Section 7.02.  Delivery of Royalty.  When Roberts delivers the accounting
     ----------------------------------
to Lilly, Roberts shall also pay by wire transfer or other method acceptable to Lilly royalty payments due to Lilly for the preceding calendar quarter. Any payment not made when due shall bear interest at the United States prime rate on due date as published in the Wall Street Journal, plus six percent (6%).
                             -------------------

     Section 7.03.  Audits.  Roberts shall keep accurate records in sufficient
     ---------------------
detail to enable to amounts due to Lilly hereunder to be determined. During the term of this Agreement and for two (2) years after its termination, Lilly shall, not more than once each year and upon written notice, have the right, at its expense, to audit the books and records of

Roberts for the purpose of determining the accuracy of royalty payments. If Roberts has underpaid a royalty amount due under this Agreement by more than five percent (5%), Roberts shall, in addition to paying any royalties due, also reimburse Lilly for the cost of such audit.

     Section 7.04.  Exchange Rates and Currency Translation.  All payments to be
     ------------------------------------------------------
made by Roberts to Lilly under this Agreement shall be made and reported in United States dollars. The rate of exchange to be used in computing the amount of Net Sales and the United States dollars due Lilly shall be calculated using Roberts' then current standard exchange rate methodology, which methodology is used by Roberts in the translation of its foreign currency operating results for external reporting, is consistent with United States generally accepted accounting principles and generally reviewed and approved by Roberts' independent certified public accountants.

     Section 7.05.  Withholding Taxes.  Roberts shall have no liability for any
     --------------------------------
income taxes levied against Lilly on account of royalties paid hereunder. If laws or regulations require that any such taxes be withheld by Roberts, Roberts shall deduct such taxes from the payment due Lilly, pay the taxes to withheld to the proper taxing authority, and send proof of payment to Lilly annually within ninety (90) days of the first day of the year following such payment. If Lilly desires to obtain a refund of any taxes so withheld and paid to a taxing authority, Roberts shall cooperate in the pursuit of such refund.

                                  ARTICLE VIII
                                  ------------
                              TERM AND TERMINATION
                              --------------------

     Section 8.01.  Term.  This Agreement shall become effective on the date
     -------------------
hereof, and shall remain in effect until the later of either: (i) the life of the last to expire of the patents encompassed in the Lilly Intellectual Property, or (ii) fifteen (15) years from the date hereof. Upon termination of this Agreement as set forth in this Section 8.01, the licenses granted to Roberts hereunder shall be deemed to be paid up in full.

     Section 8.02.  Termination by Default.  If either party is in default of
     -------------------------------------
any of its material obligations under this Agreement, or fails to remedy such a default within sixty (60) days after the other party sends written notice detailing the substance of the default to the defaulting party, the injured party may terminate this Agreement by written notice. In the event Lilly elects to terminate this Agreement by reason of any default by Roberts, the licenses granted hereunder shall terminate.

     Section 8.03.  Residual Obligation Upon Termination.  Termination of this
     ---------------------------------------------------
Agreement for any reason whatsoever will not release or discharge Lilly or Roberts from the performance of any obligation or the payment of any debt which may have previously accrued and remains to be performed, paid or discharged, at the date of such termination. However, upon termination no further obligations under this Agreement shall be incurred by Lilly or Roberts.

                                   ARTICLE IX
                                   ----------
                            MISCELLANEOUS PROVISIONS
                            ------------------------

     Section 9.01. Amendment.  This Agreement may not be amended, supplemented
     -----------------------
or otherwise modified except by an instrument in writing signed by an authorized representative of both parties.

     Section 9.02.  Entire Agreement.  This Agreement constitutes the complete
     -------------------------------
and definitive agreement of the parties on the subject matter hereof and supersedes, cancels and annuls all prior or subsequent agreements, understandings and undertakings relating to the subject matter hereof including, but without limiting the generality of the foregoing, any documents used by the parties in making or accepting any offer. There are no verbal agreements, warranties, representations or understandings affecting this Agreement, and all previous or other negotiations, representations and understandings between Lilly and Roberts are merged herein.

     Section 9.03.  Severability.  Each party agrees that, should any provision
     ---------------------------
of this Agreement be determined by a court of competent jurisdiction to violate or contravene any applicable law or policy, such provision will be severed or modified by the court to the extent necessary to comply with the applicable law or policy, and such modified provision and the remainder of the provisions hereof will continue in full force and effect. The parties specifically agree that nothing in this Agreement is intended to require either party to take, or not take, any action which would constitute a violation of any applicable law or regulation, including but not limited to those regarding trade.

     Section 9.04.  Notices.  Any notice required or permitted to be given under
     ----------------------
this Agreement shall be in writing and shall be deemed to have been sufficiently given for all purposes if mailed by first class certified or registered mail, postage prepaid, or sent by national overnight delivery service, or by acknowledged facsimile. Unless otherwise specified in writing, the mailing addresses of the parties shall be as follows:

     For Roberts:

     Roberts Laboratories Inc.
     4 Industrial Way West
     Eatontown, New Jersey  07724
     Attention:  A.A. Rascio, Vice President

     For Lilly:

     Eli Lilly and Company
     Lilly Corporate Center
     Indianapolis, IN  46285
     Attention:  General Counsel

     Section 9.05.  Governing Law.  This Agreement shall be governed by, and
     ----------------------------
construed in accordance with, the laws of Indiana, excluding any choice of law rules which may direct the application of the law of any other jurisdiction.

     Section 9.06.  Assignment.  Except as expressly provided herein, neither
     -------------------------
party may assign its rights and obligations under this Agreement except to an Affiliate without the prior written consent of the other, except a party may make such an assignment without the other party's consent in connection with any merger or sale of all or substantially all of its assets to which this Agreement relates. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assignees of the parties hereto.

     Section 9.7.  Consents Not Unreasonably Withheld.  Whenever provision is
     ------------------------------------------------
made in this Agreement for either party to secure the consent or approval of the other, that consent or approval shall not unreasonably be withheld, and whenever in this Agreement provisions are made for one party to object to or disapprove a matter, such objection or disapproval shall not unreasonably be exercised.

     Section 9.8.  No Strict Construction.  This Agreement has been prepared
     ------------------------------------
jointly and shall not be strictly construed against either party.

     Section 9.9.  Captions.  The captions or headings of the Sections or other
     ----------------------
subdivisions hereof are inserted only as a matter of convenience or for reference and shall have no effect on the meaning of the provisions hereof.

     Section 9.10.  Force Majeure.  Any delay or failure in the performance of
     ----------------------------
any of the duties or obligations of any party hereto caused by an event outside the affected party's reasonable control shall not be considered a breach of this Agreement, and the time required for such party's performance shall be extended for a period equal to the period of such delay. Such events shall include, without limitation, any labor strike or lockout, act of God, war, fire, flood, embargo, act of any governmental authority, riot, or any other unforeseeable cause or causes beyond the reasonable control and without the fault or negligence of the party so affected. The party so affected shall give prompt notice to the other party of such cause, and shall take whatever reasonable steps are appropriate in the party's discretion to relieve the effect of such cause as rapidly as possible.

     Section 9.11.  Currency.  All references to "$" or "dollars" in this
     -----------------------
agreement shall refer to United States dollars.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their respective officers thereunto duly authorized.

ROBERTS LABORATORIES INC.           ELI LILLY AND COMPANY



By:  /s/ Robert A. Vukovich                 By: /s/ Charles E. Golden
     -----------------------                    ------------------------------
Title:  President                           Title:  Executive Vice President
                                                    and Chief Financial Officer

In order to induce Lilly to execute this Agreement, Roberts Pharmaceutical Corporation, the parent company of Roberts Laboratories Inc., hereby unconditionally guarantees the due payment and performance of all obligations of Roberts Laboratories, Inc. contained in this Agreement.

By:  /s/ Anthony A. Rascio
     -----------------------
Title:  Vice President

                                   APPENDIX A

     Know-How shall mean all written information in the possession of Lilly regarding the Compound of the types listed below reasonably useful to Roberts in developing and manufacturing the compound. Lilly shall use its reasonable efforts to locate and furnish to Roberts all material documents representing Know-How. Roberts acknowledges that certain records may have been lost or destroyed or otherwise be unavailable. Provided that Lilly has used its reasonable efforts to locate such documents, Lilly shall have no further obligation to Roberts with respect to such documents.

Marketing               .    Market research on GI markets prepared
                             with respect to the Compound

                        . Initial forecasts of market potential for the Compound

Toxicology              .    Written summary reports for the
 Compound

Project Management      .    For the Compound for the 2 years prior
Status Reports               to discontinuation of Lilly's development
 effort

Regulatory              .    Material regulatory documents relating to
                             the Compound, if any

                                  Appendix B

                                 Patent Status
                                 -------------

                                   LY246736
                                   --------


           X-8244                 Compound, Method, Formulation
           X-8847                 Intermediate, Process, Salt, Dihydrate

                                                                   Exhibit 10.81

                               LICENSE AGREEMENT
                                   [LY353433]

     This License Agreement ("Agreement") is made as of the 5th day of November, 1996 by and between Eli Lilly and Company, an Indiana corporation ("Lily") and Roberts Laboratories Inc., a New Jersey corporation ("Roberts").

                                    RECITALS
                                    --------

     1. Lilly and Roberts are in the business of discovering, developing and marketing pharmaceutical products.

     2. Lilly has discovered a compound internally designated as LY353433 (as defined in Section 1.02 below, the "Compound") which may be useful in the treatment of functional gastrointestinal disorders and other indications. Lilly has previously engaged in certain research and development efforts including limited clinical trials with respect to the Compound, but has concluded that future development efforts could best be conducted by a company with a focus on gastrointestinal products.

     3. Roberts desires to license from Lilly certain rights of Lilly to the Compound and to pursue development and commercialization of the Compound within the Territory (as defined below), and Lilly is willing to grant such license, all upon the terms and conditions set forth in this License Agreement.

                                   AGREEMENT
                                   ---------

     In consideration of the Recitals and the mutual covenants and agreements set forth below, the parties agree as follows:

                                   ARTICLE 1
                                   ---------
                                  DEFINITIONS
                                  -----------

     When used in this Agreement, each of the following terms shall have the meanings set forth below.

     Section 1.01.  "Affiliate" of a party hereto means any corporation or
     ------------
business entity which at the time in question controls, is under common control with, or is controlled by such party. As used herein, control shall mean the ownership, directly or indirectly, of more than fifty percent (50%) of the voting stock or similar interests of the corporation or business entity or the ability to otherwise control the management of the corporation or business entity.

     Section 1.02.  "Compound" means 1-(1-methylethyl)-N-[2-[4-
     ------------
[(tricyclo[3.3.1.1 (3,7)]-dec-1-ylcarbonyl)amino]-1-piperidinyl]ethyl]-1H-
indazole-3-carboxamide and all pharmaceutically acceptable salts and solvates thereof.

     Section 1.03.  "End User" means a wholesaler, distributor, pharmacy,
     ------------
hospital, health care organization or patient.

     Section 1.04.  "Know-How" means the items listed on the attached Appendix A
     ------------
which are owned by or licensed to Lilly and reasonably useful to Roberts in developing and manufacturing the Compound and Product.

     Section 1.05.  "Lily Intellectual Property Rights" means all patent rights,
     ------------
trade secret rights, and Know-How rights owned, licensed or otherwise controlled by Lilly as of the date hereof which encompass Compound and Product or are useful in preparing Compound and are effective in the Territory, including all divisions, continuations, continuations-in-part, reissuances, reexaminations, extensions, Supplementary Protection Certificates, and any similar intellectual property rights, and all counterparts thereof in the Territory. A list of all patent rights owned, licensed or otherwise controlled by Lilly as of the date hereof and which are encompassed hereunder is attached as Appendix B.

     Section 1.06.  "Net Sales" means with respect to a Product, the gross
     ------------
amount invoiced by Roberts, or any sublicensee, to an End User less the following deductions:

     1.   Trade, quantity and cash discounts actually given or allowed;

     2. Rebates, allowances, Medicaid and Medicare reimbursements, chargebacks and similar deductions;

     3.   Any tax imposed on the sale, delivery or use of the product; and

     4. Allowances or credits for returned goods or rejections of any Product which is unsalable.

     All amounts of Net Sales shall be determined from the books and records of Roberts maintained in accordance with United States generally accepted accounting principles, consistently applied.

     Section 1.07.  "Product" means any pharmaceutical composition for use as a
     ------------
therapeutic or diagnostic product that incorporates the Compound.

     Section 1.08.  "Territory" means the entire world.
     ------------

                                   ARTICLE II
                                   ----------
                                    LICENSE
                                    -------

     Lilly grants to Roberts an exclusive license to make, have made, use or sell within the Territory the Compound and Product pursuant to all Lilly Intellectual Property Rights. With respect to any patent rights licensed hereunder, such license shall be limited solely to those patent claims necessary to provide Roberts with the ability to make, have made, use or sell Product within the Territory and shall, further, be limited solely to the right to make, have made, use or sell Product within the Territory. Such license shall include the right of Roberts to sublicense, consistent with the terms of this Agreement. All terms and provisions of this Agreement shall apply to each sublicense to the same extent as they apply to Roberts, and Roberts shall guarantee performance by its sublicensee of all obligations imposed under the terms of this Agreement.

                                  ARTICLE III
                                  -----------
                             PAYMENTS AND ROYALTIES
                             ----------------------

     Section 3.01.  Signing and Milestone Payments.
     ---------------------------------------------

     (a) As consideration for the licenses granted hereunder, Roberts shall pay Lilly by wire transfer to an account designated by Lilly the following amounts at the following times:

          (i)  Upon execution of this Agreement              $500,000

          (ii) Upon acceptance of the first New              $500,000
               Drug Application or similar filing the
               United States, Canada, Japan or the
               the European Community that seeks
               permission to market a Product:

     (b) All payments described above shall be made within thirty (30) days of the relevant event, except for the payment described in (a)(i), which shall be made upon signing of this Agreement. Any payment not made when due shall bear interest at the United States prime rate on the due date as published in the Wall Street Journal, plus six percent (6%).
                      -------------------

     Section 3.02.  Royalty.  As additional consideration for the licenses
     ----------------------
granted hereunder, Roberts shall pay to Lilly a royalty equal to 7% of Net Sales of Product in the Territory. Royalties shall be reported and paid quarterly in accordance with Article VII of this Agreement.

                                   ARTICLE IV
                                   ----------
          PROSECUTION AND INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS
          ------------------------------------------------------------

     Section 4.01.  Patent Term Extensions and Supplementary Protection
     ------------------------------------------------------------------
Certificates. Lilly upon request of Roberts shall apply for (and grant Roberts a
------------
license under) patent term extensions, Supplementary Protection Certificates or functional equivalents thereof, in any jurisdiction within the Territory where such items are permissible, for any Lilly Intellectual

Property Rights licensed to Roberts hereunder. Roberts will provide Lilly with all material and information as may be necessary to obtain any of the aforesaid rights.

     Section 4.02.  Prosecution and Maintenance of Licensed Patents.
     --------------------------------------------------------------

     (a) Appendix B attached hereto identifies all pending applications and patents worldwide which are encompassed in the Lilly Intellectual Property Rights.

     (b) Lilly shall prosecute any pending applications of which it is the owner that are encompassed in the Lilly Intellectual Property Rights and maintain any patents that have issued or will issue thereon in full force and effect for the term of such patent. Should, during the course of prosecution of any pending claims, an official action rejecting the claims require that an amendment be made or action be taken which would limit or substantially change the scope of any license hereunder, Lilly will timely inform Roberts in writing. Lilly shall consult Roberts before responding to any such official action, and allow Roberts to assist in the prosecution of such claims or, at Lilly's option, allow Roberts the opportunity at its time and expense to prosecute such claims to Roberts satisfaction.

     Section 4.03.  Costs of Prosecution and Maintenance of Patents.  Lilly
     --------------------------------------------------------------
shall bear all costs incurred in filing, prosecuting and maintaining all patents and patent applications encompassed within the Intellectual Property Rights, provided, however, that Roberts shall pay one-half (1/2) of all reasonable external expenses incurred by Lilly while prosecuting and maintaining such patents and patent applications. External expenses will include patent office fees and taxes in connection with the prosecution and maintenance of any patent or patent application and the fees of any patent attorneys or agents, external of Lilly, in connection with the ex parte prosecution and maintenance thereof.
                                 -- -----
The allocation of such expenses will occur on an annual basis at the end of the last quarter of each calendar year, at which time Lilly will provide Roberts with an itemized list of external expenses denominated in United States dollars incurred during the previous annual period. Roberts will then reimburse Lilly's expenses within sixty (60) days of the date of receipt of this itemized list. Notwithstanding the foregoing, Lilly may, at its sole discretion, choose not to prosecute or cease to maintain a patent or patent application in any country as it so desires and to the extent that Lilly chooses not to prosecute or ceases to maintain such patent or patent application Lilly shall not be responsible for any patent costs associated with prosecuting and/or maintaining the patent or patent application in such country. If Roberts desires to prosecute or maintain such patent or patent application Roberts may do so at its own expense; however, under these circumstances, Lilly would grant Roberts all of its patent rights associated with such patent in such country. Similarly, upon written notice to Lilly, Roberts may elect not to share in the prosecution or maintenance costs as described in this Section 4.03 related to a patent or patent application in a particular country; however, upon such election any rights that Roberts has in such patent in such country would be granted to Lilly.

     Section 4.04.  Option by Roberts to Discontinue License.  Roberts, at its
     -------------------------------------------------------
option, may elect to discontinue the license granted and surrender all rights hereunder as to any patent on a country-by-country basis. Such election must be made by thirty (30) days written notice by simultaneous facsimile transmission and certified mailing, and, with respect to the surrender of Roberts' rights, will be effective as of the date of mailing. In the event such an election is made, Lilly's obligations under Section 4.01 and 4.02 and Roberts' obligations under Section 4.03 will terminate thirty (30) days from the date of mailing with respect to the specific patent on which the election is made.

     Section 4.05.  Infringement.  Each party shall give prompt notice to the
     ---------------------------
other of any infringement, potential infringement or suspected infringement of Lilly Intellectual Property Rights that may come to such party's attention. Promptly thereafter, the parties shall consult and cooperate fully to determine a course of action, including, but not limited to, the commencement of legal action by one or both parties, to cause such infringement, potential infringement, or suspected infringement to be terminated. Each party, at its option, may elect to participate in or commence such a legal action. In the event of a joint action in which both parties agree to participate, the parties will share in the costs and the recovery of the agreed upon course of action in a manner to be agreed upon. Failing agreement on a course of action to abate infringement, potential infringement or suspected infringement within sixty (60) days of the time such infringement, potential infringement or suspected infringement becomes known to both parties, either party shall have the right, at its own expense, to initiate and prosecute an action against the infringer and shall retain whatever damages are recovered. In the event Roberts is unable to initiate and prosecute such action solely in its own name, Lilly will execute (and cause its Affiliates to execute) all documents necessary for Roberts to initiate and prosecute such action. Neither party will enter into any settlement of any action referred to in this Section without the other party's prior consent, which consent shall not be unreasonably withheld.

     Section 4.06.  Reexamination and Reissue.  Lilly shall defend in a
     ----------------------------------------
reasonable manner any patent encompassed within the Lilly Intellectual Property Rights in any reexamination or reissue proceeding in the United States Patent and Trademark Office and the applicable foreign equivalent. Before Lilly initiates a reissue proceeding, or before either party initiates a reexamination proceeding, the parties shall consult as to the desirability or necessity of such a proceeding. Such proceedings will not be abandoned prior to a final decision of the Patent Office Board of Appeals or Patent Office Board of Interferences and the applicable foreign equivalent without the consent of Roberts, which consent will not be unreasonably withheld taking into consideration, inter alia, the merits of the action of the Patent and Trademark Office and the applicable foreign equivalent, priority dates provable by any interference party (should an interference be involved), and the technological and commercial importance of the subject matter of the claims of the application or patent involved expenses shall be borne as provided in Section 4.03.

                                   ARTICLE V
                                   ---------
                            DISCLOSURE OF AGREEMENT
                            -----------------------

     Section 5.01.  Disclosure of Agreement.  Except as provided below, neither
     --------------------------------------
Roberts nor Lilly shall release any information to any third party with respect to the existence and terms of this Agreement without the prior written consent of the other party to this Agreement.

     This prohibition includes, but is not limited to, press releases, educational and scientific conferences, promotional materials, governmental filings, and discussions with lenders, investment bankers, public officials, and the media.

     Section 5.02.  Releases Required by Law.  If either party determines a
     ---------------------------------------
release of information is required by law or governmental regulation, it shall notify the other in writing at least ten (10) days (or such shorter period where legally required) before the time of the proposed release. The notice shall include the exact text of the proposed release, the time and manner of the release, and the basis for such party's belief that disclosure is required.

     At the other party's request and before the release, the party desiring to release information shall consult with the other party on the necessity for the disclosure and the text of the proposed release. In no event shall a release include information regarding the existence or terms of this Agreement that is not required by law or governmental regulation without the consent of the other party.

     Notwithstanding any other terms of this Agreement, either party shall be permitted and allowed to provide a copy of this Agreement or any terms hereof or otherwise provide any information with respect to the existence and terms of this Agreement to appropriate governmental taxing or drug regulatory authorities requested, without advance written notice or approval of the other party.

                                   ARTICLE VI
                                   ----------
                              CERTAIN UNDERTAKINGS
                              --------------------

     Section 6.01.  Lilly Warranties.  Lilly hereby warrants that it, to the
     -------------------------------
best of its knowledge, is the sole owner of or is duly licensed under the Lilly Intellectual Property Rights licensed to Roberts hereunder and has a lawful right to grant the rights and licenses granted to Roberts hereunder.

     Section 6.02.  Roberts Efforts.  Roberts hereby agrees to use its best
     ------------------------------
efforts to develop and commercialize Products throughout the Territory. Roberts may abandon development efforts for the Compound at any time if in the reasonable judgment of Roberts further development efforts are not justified.
If Roberts so abandons development, it shall upon request assign to Lilly or Lilly's designee all intellectual property, records, data, clinical trial results and other information relating to the Compound in return for which Lilly or its designee shall pay to Roberts an amount equal to Roberts' total development costs (including all out of pocket costs and reasonable internal costs). Furthermore, upon execution of this Agreement, Roberts shall comply with all responsibilities for all adverse event reporting, annual reporting and any other reporting responsibilities to regulatory agencies in the Territory.

     Section 6.03.  Technical Assistance.  For a period of one hundred eighty
     -----------------------------------
(180) days from the date hereof, Lilly will, through certain designated personnel, provide Roberts with such technical assistance, information and advice regarding the use of Lilly Intellectual Property Rights and the Know-How that may be reasonably necessary in connection with the manufacturing and testing of the Compound and Product. Lilly, at its expense, also agrees that such assistance may include one (1) visit to the Roberts facilities (not to exceed twenty-four (24) hours) located in New Jersey by at least one (1) qualified member of Lilly's personnel to render on-site technical assistance. Except for the on-site visit described in this Section 6.03, all costs external to Lilly and associated with technical assistance shall be borne entirely by Roberts. Furthermore, Lilly shall not be required to engage extra personnel or to provide facilities in connection with providing technical assistance.

                                  ARTICLE VII
                                  -----------
                                   ACCOUNTING
                                   ----------

     Section 7.01. Sales and Royalty Reports.  Roberts shall deliver to Lilly
     ---------------------------------------
within sixty (60) days after the end of each calendar quarter a written accounting of Roberts' Net Sales and the royalty payment due to Lilly for such quarter. Such quarterly reports shall be in English and include the Net Sales of products on a country-by-country basis (expressed in United States dollars or computed under the provisions of Section 7.04 hereof), a sales forecast for each quarter of the current calendar year, and contain such other information as Lilly may from time to time reasonably request. Annually, by October 1, Roberts shall deliver to Lilly a sales forecast, by quarter, for the subsequent calendar year. All sales and royalty reports shall be directed to Eli Lilly and Company,
Attn: Royalty Administration, D.C. 2211, Lilly Corporate Center, Indianapolis, Indiana 46285. In the event Roberts makes Sales of Product(s) to persons other than End Users, Roberts shall require such persons to provide Roberts with such information as Lilly may reasonably request to permit Lilly to calculate and verify Net Sales and Royalties due.

     Section 7.02.  Delivery of Royalty.  When Roberts delivers the accounting
     ----------------------------------
to Lilly, Roberts shall also pay by wire transfer or other method acceptable to Lilly royalty payments due to Lilly for the preceding calendar quarter. Any payment not made when due shall bear interest at the United States prime rate on due date as published in the Wall Street Journal, plus six percent (6%).
                             -------------------

     Section 7.03.  Audits.  Roberts shall keep accurate records in sufficient
     ---------------------
form to enable the amounts due to Lilly hereunder to be determined. during the term of this Agreement and for two (2) years after its termination, shall not more than once each year and upon written notice, have at its expense, to audit the books and records of Roberts for the purpose of determining the accuracy of royalty payments. If Roberts has underpaid a royalty amount due under this Agreement by more than five percent (5%),

Roberts shall, in addition to paying any royalties due, also reimburse Lilly for cost of such audit.

     Section 7.04.  Exchange Rates and Currency Translation.  All payments to be
     ------------------------------------------------------
made by Roberts to Lilly under this Agreement shall be made and reported in United States dollars. The rate of exchange to be used in computing the amount of Net Sales and the United States dollars due Lilly will be calculated using Roberts' then current standard exchange rate methodology, which methodology is used by Roberts in the translation of its foreign currency operating results for external reporting, is consistent with United States generally accepted accounting principles and generally reviewed and approved by Roberts' independent certified public accountants.

     Section 7.05.  Withholding Taxes.  Roberts shall have no liability for
     --------------------------------
any income taxes levied against Lilly on account of royalties paid hereunder. If any law regulations require that any such taxes be withheld by Roberts, Roberts shall deduct such taxes from the payment due Lilly, pay the taxes so withheld to the proper taxing authority, and send proof of payment to Lilly annually within ninety (90) days of the first day of the year following such payment. If Lilly desires to obtain a refund of any taxes so withheld and paid from a taxing authority, Roberts shall cooperate in the pursuit of such refund.

                                  ARTICLE VIII
                                  ------------
                              TERM AND TERMINATION
                              --------------------

     Section 8.01.  Term.  This Agreement shall become effective on the date
     -------------------
hereof, and shall remain in effect until the later of either: (i) the life of the last to expire of the patents encompassed in the Lilly Intellectual Property, or (ii) fifteen (15) years from the date hereof. Upon termination of this Agreement as set forth in this Section 8.01, the licenses granted to Roberts hereunder shall be deemed to be paid up in full.

     Section 8.02.  Termination by Default.  If either party is in default of
     -------------------------------------
its material obligations under this Agreement, or fails to remedy such default within sixty (60) days after the other party sends written notice detailing the substance of the default to the defaulting party, the injured party may terminate this Agreement by written notice. In the event Lilly elects to terminate this Agreement by reason of any default by Roberts, the licenses granted hereunder shall terminate.

   Section 8.03. Residual Obligation Upon Termination: Termination of
   --------------------------------------------------
this Agreement for any reason whatsoever willnot release or discharge Lilly or Roberts from the performance of any obligationor the payment of any debt which may have previously accrued and remains to be performed, paid or discharged, at the date of such termination. However, upon termination no further obligations under this Agreement shall be incurred by Lilly or Roberts.

                                  Article IX
                                  ----------
                           Miscellaneous Provisions
                           ------------------------

   Section 9.01. Amendment. This Agreement may not be amended, supplemented
   -----------------------
or otherwise modified except by an instrument in writing signed by an authorized representative of both parties.

   Section 9.02. Entire Agreement. This Agreement constitutes the complete and
   ------------------------------
definitive agreement of the parties on the subject matter hereof and supersedes, cancels and annuls all prior or subsequent agreements, understandings and undertakings relating to the subject matter hereof including, but, without limiting the generality of the foregoing, any documents used by the parties in making or accepting any offer. There are no verbal agreements, warranties, representations or understandings affecting this Agreement, and all previous or other negotiations, representations and understandings between Lilly and Roberts are merged herein.

   Section 9.03. Severability. Each party agrees that, should any provision of
   --------------------------
this Agreement be determined by a court of competent jurisdiction to violate or contravene any applicable law or policy, such provision will be severed or modified by the court to the extent necessary to comply with the applicable law or policy, and such modified provision and the remainder of the provisions hereof will continue in full force and effect. The parties specifically agree that nothing in this Agreement is intended to require either party to take, or not take, any action which would constitute a violation of any applicable law or regulation, including but not limited to those regarding trade.

   Section 9.04. Notices. Any notice required or permitted to be given under
   ---------------------
this Agreement shall be in writing and shall be deemed to have been sufficiently given for all purposes if mailed by first class certified or registered mail, postage prepaid, or sent by national overnight delivery service, or by acknowledged facsimile. Unless otherwise specified in writing, the mailing addresses of the parties shall be as follows:

     For Roberts:

     Roberts Laboratories Inc.
     4 Industrial Way West
     Attention, Eatontown, New Jersey  07724
     Attention:  A.A. Rascio, Vice President

     For Lilly:

     Eli Lilly and Company
     Lilly Corporate Center
     Indianapolis, IN  46285
     Attention:  General Counsel

     Section 9.05.  Governing Law.  This Agreement shall be governed by, and
     ----------------------------
construed in accordance with, the Laws of Indiana, excluding any choice of law rules which may direct the application of the law of any other jurisdiction.

     Section 9.06.  Assignment.  Except as expressly provided herein, neither
     -------------------------
party may assign its rights and obligations under this Agreement except to an Affiliate without the prior written consent of the other, except a party may make such an assignment without the other party's consent in connection with any merger or sale of all or substantially all of its assets to which this Agreement relates. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assignees of the parties hereto.

     Section 9.7.  Consents Not Unreasonably Withheld.  Whenever provision is
     ------------------------------------------------
made in this Agreement for either party to secure the consent or approval of the other, that consent or approval shall not unreasonably be withheld, and whenever in this Agreement provisions are made for one party to object to or disapprove a matter, such objection or disapproval shall not unreasonably be exercised.

     Section 9.8.  No Strict Construction.  This Agreement has been prepared
     ------------------------------------
jointly and shall not be strictly construed against either party.

     Section 9.9.  Captions.  The captions or headings of the Sections or other
     ----------------------
subdivisions hereof are inserted only as a matter of convenience or for reference and shall have no effect on the meaning of the provisions hereof.

     Section 9.10.  Force Majeure.  Any delay or failure in the performance of
     ----------------------------
any of the duties or obligations of any party hereto caused by an event outside the affected party's reasonable control shall not be considered a breach of this Agreement, and the time required for such party's performance shall be extended for a period equal to the period of such delay. such events shall include, without limitation, any labor strike or lockout, act of God, war, fire, flood, embargo, act of any governmental authority, riot, or any other unforeseeable cause or causes beyond the reasonable control and without the fault or negligence of the party so affected. The party so affected shall give prompt notice to the other party of such cause, and shall take whatever reasonable steps are appropriate in the party's discretion to relieve the effect of such cause as rapidly as possible.

     Section 9.11.  Currency.  All references to "$" or "dollars" in this
     -----------------------
agreement shall refer to United States dollars.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their respective officers thereunto duly authorized.

ROBERTS LABORATORIES, INC.               ELI LILLY AND COMPANY

By:  /s/ Robert A. Vukovich              By:  /s/Charles E. Golden
     -----------------------                 -------------------------------
Title:  President
                                         Title: Executive Vice President
                                                and Chief Financial Officer


In order to induce Lilly to execute this Agreement, Roberts Pharmaceutical Corporation, the parent company of Roberts Laboratories Inc., hereby unconditionally guarantees the due payment and performance of all obligations of Roberts Laboratories, Inc. contained in this Agreement.

By: /s/ Anthony A. Rascio
    ----------------------
Title: Vice President

                                   Appendix A

Know-How shall mean all written information in the possession of Lilly regarding the Compound of the types listed below reasonably useful to Roberts in developing and manufacturing the compound. Lilly shall use its reasonable efforts to locate and furnish to Roberts all material documents representing Know-How. Roberts acknowledges that certain records may have been lost or destroyed or otherwise be unavailable. Provided that Lilly has used its reasonable efforts to locate such documents, Lilly shall have no further obligation to Roberts with respect to such documents.

Marketing        .  Market research on GI markets prepared with respect to
                    the Compound

                 .  Initial forecasts of market potential for the Compound

Toxicology       .  Written summary reports for the Compound

                 .  LRL Summary Reports

Regulatory       .  Material regulatory documents relating to the Compound, if any

                                   Appendix B

                                 Patent Status
                                 -------------


                                    LY353433
                                    --------


Country          Status  Appln/Patent No.
---------------  ------  ----------------

Philippines      Filed              52617
Philippines      Filed              52616
EPO*             Filed         96301682.9
Israel           Filed             117438
PCT              Filed     PCT/US96/03551
Taiwan           Filed           84108549
South Africa     Filed            96/1955
United States    Filed          08/485956
India            Filed         425/CAL/96


     * Austria, Belgium, Switzerland, Denmark, France, Germany, Spain, Greece, Italy, United Kingdom, Ireland, Lithuania, Latvia, Luxembourg, Netherlands, Portugal, Sweden, Slovenia

                                                                   EXHIBIT 10.81

                               LICENSE AGREEMENT
                                  [LY 315535]

     This License Agreement ("Agreement") is made as of the 4th day of December, 1996 by and between Eli Lilly and Company, an Indiana corporation ("Lilly") and Roberts Laboratories Inc., a New Jersey corporation ("Roberts").

                                    RECITALS
                                    --------

     1. Lilly and Roberts are in the business of discovering, developing and marketing pharmaceutical products.

     2. Lilly has discovered a compound internally designated as LY315535 (as defined in Section 1.02 below, the "Compound") which may be useful in the treatment of functional gastrointestinal disorders and other indications. Lilly has previously engaged in certain research and development efforts with respect to the Compound, but has concluded that future development efforts including limited clinical trials could best be conducted by a company with a focus on gastrointestinal products.

     3. Roberts desires to license from Lilly certain rights of Lilly to the Compound and to pursue development and commercialization of the Compound in the Field and within the Territory (both as defined below), and Lilly is willing to grant such license, all upon the terms and conditions set forth in this License Agreement.

     4. Concurrently with the execution of this Agreement, Lilly is attempting to enter into a License Agreement with Societe de Conseils de Recherches et d'Applications Scientifiques ("Third Party") pursuant to which Lilly is licensing to Third Party certain rights to develop and commercialize the Compound outside the Territory. Roberts and Third Party intend to enter into a separate agreement among themselves providing for certain joint development activities with respect to the Compound (the "Development Agreement").

                                   AGREEMENT
                                   ---------

     In consideration of the Recitals and the mutual covenants and agreements set forth below, the parties agree as follows:

                                   Article 1
                                   ---------
                                  Definitions
                                  -----------

     When used in this Agreement, each of the following terms shall have the meanings set forth below.

     Section 1.01.  "Affiliate" of a party hereto means any corporation or
     -------------
business entity which at the time in question controls, is under common control with, or is controlled by such party. As used herein, control shall mean the ownership, directly or indirectly, of more than fifty percent (50%) of the voting stock or similar interests of the corporation or business entity or the ability to otherwise control the management of the corporation or business entity.

     Section 1.02.  "Compound" means 2-di-n-propylamino-8-(isoxazol-5-yl)-
     -------------
1,2,3,4-tetrahydronaphthalene and all pharmaceutically acceptable salts and solvates.

     Section 1.03.  "Digestive System: means any portion of a human or animal's
     -------------
body which is involved in the process of converting food into material suitable for assimilation for synthesis of tissues or the liberation of energy or the removal of waste from a human or animal's body. Such term thereby encompasses all parts of a human or animal body which come in contact with food or waste materials, from the mouth to the anus or urethra.

     Section 1.04.  "End User" means a wholesaler, distributor, pharmacy,
     -------------
hospital, health care organization or patient.

     Section 1.05.  "Field" means products for Gastrointestinal Indications.
     --------------

     Section 1.06.  "Gastrointestinal Indications" means disease states, such as
     -------------
excess gastric acid secretion, inflammatory bowel disease, irritable bowel syndrome, gastroesophagael reflux disease, esophagitis, dyspepsia, proctitis, hemorrhoids, gastrointestinal ulceration, nausea and vomiting and constipation and diarrhea, which are characterized by abnormalities of the Digestive System, regardless of the mechanism involved in such disease states.

     Section 1.07.  "Know-How" means the items listed on the attached Appendix A
     -------------
which are owned by or licensed to Lilly and reasonably useful to Roberts in developing and manufacturing the Compound and Product.

     Section 1.08.  "Lilly Intellectual Property Rights" means all patent
     -------------
rights, trade secret rights, and Know-How rights owned, licensed or otherwise controlled by Lilly as of the date hereof which are useful in the Field, encompass Compound and Product or are useful in preparing Compound and are effective in the Territory, including all divisions, continuations, continuations-in-part, reissuances, reexaminations, extensions, Supplementary Protection Certificates, and any similar intellectual property rights, and all counterparts thereof in the Territory. A list of all patent rights owned, licensed or otherwise controlled by Lilly as of the date hereof and which are encompassed hereunder is attached as Appendix B.

     Section 1.09.  "Net Sales" means with respect to a Product, the gross
     -------------
amount invoiced by Roberts, or any sublicensee, to an End User less the following deductions:

     1. Trade, quantity and cash discounts actually given or allowed;
     2. Rebates, allowances, Medicaid and Medicare reimbursements, chargebacks and similar deductions;
     3. Any tax imposed on the sale, delivery or use of the product; and

     4. Allowed or credits for returned goods or rejections of any Product which is unsalable.

     All amounts of Net Sales shall be determined from the books and records of Roberts maintained in accordance with United States generally accepted accounting principles, consistently applied.

     Section 1.10.  "Phase II Clinical Trial" means a large scale clinical study
     -------------
conducted in patients to establish Product efficacy in the Field and to support Product Registration.

     Section 1.11.  "Product" means any pharmaceutical composition for use as a
     -------------
therapeutic or diagnostic product that incorporates the Compound.

     Section 1.12.  "Territory" means the United States and its territories
     -------------
(Puerto Rico, Guam), Canada and Mexico.

                                   Article II
                                   ----------
                                    License
                                    -------

     Lilly grants to Roberts an exclusive license to make, have made, use or sell for use in the Field within the Territory the Compound and Product pursuant to all Lilly Intellectual Property Rights. With respect to any patent rights licensed hereunder, such license shall be limited solely to those patent claims necessary to provide Roberts with the ability to make, have made, use or sell Product in the Field within the Territory and shall, further, be limited solely to the right to make, have made, use or sell Product in the Field within the Territory. Such license shall include the right of Roberts to sublicense, consistent with the terms of this Agreement. All terms and provisions of this Agreement shall apply to each sublicense to the same extent as they apply to Roberts, and Roberts shall guarantee performance by its sublicensee of all obligations imposed under the terms of this Agreement.

                                  Article III
                                  -----------
                             Payments and Royalties
                             ----------------------

     Section 3.01.  Signing and Milestone Payments.
     ---------------------------------------------

     (a)  As consideration for the licenses granted hereunder, Roberts shall pay
Lilly by     wire transfer loan account designated by Lilly the following
account at the     following times:

        (i)   Upon execution of this Agreement              $1 million

        (ii)  Upon commencement of the first Phase          $2 million
              III Clinical Trial for a Product:

        (iii) Upon acceptance for filing by the FDA of      $2 million
               the first New Drug Application (or its
               equivalent) for a Product:

     (b) It is anticipated that Roberts and Third Party will, pursuant to the Development Agreement or otherwise, jointly conduct certain development efforts and Clinical Trials. If pursuant to such arrangements one or more of the Clinical Trials referred to above shall be conducted by Third Party, with Roberts to utilize the results of such trials, then the Clinical Trials referred to above as milestones for which payments may be due shall mean such Clinical Trials conducted by Third Party.

     (c) All payments described above shall be made within thirty (30) days of the relevant event, except for the payment described in (a)(i), which shall be made upon signing of this agreement. Any payment not made when due shall bear interest at the United States prime rate on the due date as published in the Wall Street Journal, plus six percent (6%).
                             -------------------

     Section 3.02.  Royalty.  As additional consideration for the licenses
     -----------------------
granted herein, Roberts shall pay to Lilly a royalty equal to 8% of Net Sales of Products in the Territory. Royalties shall be reported and paid quarterly in accordance with Article VII of this Agreement.

                                   Article IV
                                   ----------
          Prosecution and Infringement of Intellectual Property Rights
          ------------------------------------------------------------

     Section 4.01  Patent Term Extensions and Supplementary Protection
     -----------------------------------------------------------------
Certificates. Lilly upon request of Roberts shall apply for (and grant Roberts a
------------
license under) patent term extensions, Supplementary Protection Certificates or functional equivalents thereof, in any jurisdiction within the Territory where such items are permissible, for any Lilly Intellectual Property Rights licensed to Roberts hereunder. Roberts will provide Lilly with all material and information as may be necessary to obtain any of the aforesaid rights.

     Section 4.02.  Prosecution and Maintenance of Licensed Patents.
     --------------------------------------------------------------

     (a) Upon execution of this Agreement, Lilly shall provide to Roberts Appendix B attached hereto which identifies all pending applications and patents in the Territory which are encompassed in the Lilly Intellectual Property Rights.

     (b) Lilly shall prosecute any pending applications of which it is the owner that are encompassed in the Lilly Intellectual property Rights and maintain any patents that have issued or will issue thereon in full force and effect for the term of such patent. Should, during the course of prosecution of any pending claims, an official action rejecting the claims require that an amendment be made or action be taken which would limit or substantially change the scope of any license hereunder, Lilly will timely inform Roberts in writing. Lilly shall consult Roberts before responding to any such official action, and allow Roberts to assist in the prosecution of such claims or, at Lilly's option, allow Roberts the opportunity at its time and expense to prosecute such claims to its satisfaction.

     Section 4.03.  Costs of Prosecution and Maintenance of Patents.  Lilly
     --------------------------------------------------------------
shall bear all costs incurred in filing, prosecuting and maintaining all patents and patent applications encompassed within the Intellectual Property Rights, provided, however, that Roberts shall pay one-half (1/2) of all reasonable external expenses incurred by Lilly while prosecuting and maintaining such patents and patent applications. External expenses will include patent office fees and taxes in connection with the prosection and maintenance of any patent or patent application and the fees of any patent attorneys or agents, external of Lilly, in connection with the ex parte prosection and maintenance thereof.
                                 -- -----
The allocation of such expenses will occur on an annual basis at the end of the last quarter of each calendar year, at which time Lilly will provide Roberts with an itemized list of external expenses denominated in United States dollars incurred during the previous annual period. Roberts will then reimburse Lilly's expenses within sixty (60) days of the date of receipt of this itemized list. Notwithstanding the foregoing, Lilly may, at its sole discretion, choose not to prosecute or cease to maintain a patent or patent application in any country as it so desires and to the extent that Lilly chooses not to prosecute or ceases to maintain such patent or patent application Lilly shall not be responsible for any patent costs associated with prosecuting and/or maintaining the patent or patent application in such country. If Roberts desires to prosecute or maintain such patent or patent application, Roberts may do so at its own expense; however, under these circumstances, Lilly would grant Roberts all of its patent rights associated which such patent in such country. Similarly, upon written notice to Lilly, Roberts may elect not to share in the prosecution or maintenance costs as described in this Section 4.03 related to a patent or patent application in a particular country; however, upon such election any rights that Roberts has in such patent in such country would be granted to Lilly.

     Section 4.04.  Option by Roberts to Discontinue License.  Roberts, at its
     -------------------------------------------------------
option, may elect to discontinue the license granted and surrender all rights hereunder as to any patent on a country-by-country basis. Such election must be made by thirty (30) days written notice by simultaneous facsimile transmission and certified mailing, and, with respect to the surrender of Roberts' rights, will be effective as of the date of mailing. In the event such an election is made, Lilly's obligations under Section 4.01 and 4.02 and Roberts' obligations under Section 4.03 will terminate thirty (30) days from the date of mailing with respect to the specific patent on which the election is made.

     Section 4.05.  Infringement.  Each party shall give prompt notice to the
     ---------------------------
other of any infringement, potential infringement or suspected infringement of Lilly Intellectual Property Rights that may come to such party's attention. Promptly thereafter, the parties shall consult and cooperate fully to determine a course of action, including, but not limited to, the commencement of legal action by one or both parties, to cause such infringement, potential infringement or suspected infringement to be terminated. Each party, at its option, may elect to participate in or commence such a legal action. In the event of a joint action in which both parties agree to participate, the parties will share in the costs and the recovery of the agreed upon course of action in a manner to be agreed upon. Failing agreement on a course of action to abate infringement, potential infringement or suspected infringement within sixty (60) days of the time such infringement, potential infringement or suspected infringement becomes known to both parties, either party shall have the right, at its own expense, to initiate and prosecute an action against the infringer and shall retain whatever damages are recovered. In the event Roberts is unable to initiate and prosecute such action solely in its own name, Lilly will execute (and cause its Affiliates to execute) all documents necessary for Roberts to initiate and prosecute such action. Neither party will enter into any settlement of any action referred to in this Section without the other party's prior consent, which consent shall not be unreasonably withheld.

     Section 4.06.  Reexamination and Reissue.  Lilly shall defend in a
     ----------------------------------------
reasonable manner any patent encompassed within the Lily Intellectual Property Rights in any reexamination or reissue proceeding in the United States Patent and Trademark Office and the applicable foreign equivalent. Before Lilly initiates a reissue proceeding, or before either party initiates a reexamination proceeding, the parties shall consult as to the desirability or necessity of such a proceeding. Such proceedings will not be abandoned prior to a final decision of the Patent Office Board of Appeals or Patent Office Board of Interferences and the applicable foreign equivalent without the consent of Roberts, which consent will not be unreasonably withheld taking into consideration, inter alia, the merits of the action of the Patent and Trademark Office and the applicable foreign equivalent, priority dates provable by any interference party (should an interference be involved), and the technological and commercial important of the subject matter of the claims of the application or patent involved expenses shall be borne as provided in Section 4.03.

                                   Article V
                                   ---------
                            Disclosure of Agreement
                            -----------------------

     Section 5.01.  Disclosure of Agreement.  Except as provided below, neither
     --------------------------------------
Roberts or Lilly shall release any information to any third party with respect to the existence and terms of this Agreement without the prior written consent of the other party to this Agreement, except that Roberts may disclose the existence (but not financial terms) of this Agreement to Third Party.

     This prohibition includes, but is not limited to, press releases, educational and scientific conferences, promotional materials, governmental filings, and discussions with lenders, investment bankers, public officials, and the media.

     Section 5.02.  Releases Required by Law.  If either party determines a
     ---------------------------------------
release of information is required by law or governmental regulations, it shall notify the other in writing at least ten (10) days (or such shorter period where legally required) before the time of the proposed release. The notice shall include the exact text of the proposed release, the time and manner of the release, and the basis for such party's belief that disclosure is required. At the other party's request and before the release, the party desiring to release information shall consult with the other party on the necessity for the disclosure and the text of the proposed release. In no event shall a release include information regarding the existence of terms of this Agreement that is not required by law or governmental regulation without the consent of the other party.

     Notwithstanding any other terms of this Agreement, either party shall be permitted and allowed to provide a copy of this Agreement or any terms hereof or otherwise provide any information with respect to the existence and terms of this Agreement to appropriate governmental taxing or drug regulatory authorities requested, without advance written notice or approval of the other party.

                                   Article VI
                                   ----------
                              Certain Undertakings
                              --------------------

     Section 6.01.  Lilly Warranties.  Lilly hereby warrants that it, to the
     -------------------------------
best of its knowledge, is the sole owner of or is duly licensed under the Lilly Intellectual Property Rights licensed to Roberts hereunder and has a lawful right to grant the rights and licenses granted to Roberts hereunder.

     Section 6.02.  Roberts Efforts.  Roberts hereby agrees to use its best
     ------------------------------
efforts to develop and commercialize Products within the Territory. Roberts may abandon development efforts for the Compound at any time if in the reasonable judgment of Roberts further development efforts are not justified. If Roberts so abandons development, it shall upon request, assign to Lilly or Lilly's designee all intellectual property, records, data, clinical trial results and other information relating to the Compound in return for which Lilly or its designee shall pay to Roberts an amount equal to Roberts' total development costs (including all out of pocket costs and reasonable internal costs). Furthermore, upon execution of this Agreement, Roberts shall assume all responsibilities for all adverse event reporting, annual reporting and any other reporting responsibilities to regulatory agencies in the Territory.

     Section 6.03.  Technical Assistance.  For a period of one hundred eighty
     -----------------------------------
(180) days from the date hereof, Lilly will, through certain designated personnel, provide Roberts with such technical assistance, information and advice regarding the use of Lilly Intellectual Property Rights and the Know-How that may be reasonably necessary in connection with the manufacturing and testing of the Compound and Product. Lilly, at its expense, also agrees that such assistance may include one (1) visit to the Roberts facilities (not to exceed twenty-four (24) hours) located in New Jersey by at least one (1) qualified member of Lilly's personnel to render on-site technical assistance. Except for the on-site visit described in this Section 6.03, all costs external to Lilly and associated with technical assistance shall be borne entirely by Roberts. Furthermore, Lilly shall not be required to engage extra personnel or to provide facilities in connection with providing technical assistance.

                                  Article VII
                                  -----------
                                   Accounting
                                   ----------

     Section 7.01.  Sales and Royalty Reports.  Roberts shall deliver to Lilly
     ----------------------------------------
within sixty (60) days after the end of each calendar quarter a written accounting of Roberts' Net Sales and the royalty payment due to Lilly for such quarter. Such quarterly reports shall be in English and include the Net Sales of products on a country-by-country basis (expressed in United States dollars or computed under the provisions of Section 7.04 hereof), a sales forecast for each quarter of the current calendar year, and contain such other information as Lilly may from time to time reasonably request. Annually, by October 1, Roberts shall deliver to Lilly a sales forecast, by quarter, for the subsequent calendar year. All sales and royalty reports shall be directed to Eli Lilly and Company,
Attn: Royalty Administration, D.C. 2211, Lilly Corporate Center, Indianapolis, Indiana 46285. In the event Roberts makes sales of Products(s) to persons other than End Users, Roberts shall require such persons to provide Roberts with such information as Lilly may reasonably request to permit Lilly to calculate and verify Net Sales and royalties due.

     Section 7.02.  Delivery of Royalty.  When Roberts delivers the accounting
     ----------------------------------
to Lilly, Roberts shall also pay by wire transfer or other method acceptable to Lilly royalty payments due to Lilly for the preceding calendar quarter. Any payment not made when due shall bear interest at the United States prime rate on due date as published in the Wall Street Journal, plus six percent (6%).
                             -------------------

     Section 7.03.  Audits.  Roberts shall keep accurate records in sufficient
     ---------------------
detail to enable to amounts due to Lilly hereunder to be determined. During the term of this Agreement and for two (2) years after its termination, Lilly shall, not more than once each year and upon written notice, have the right, at its expense, to audit the books and records of Roberts for the purpose of determining the accuracy of royalty payments. If Roberts has underpaid a royalty amount due under this Agreement by more than five percent (5%), Roberts shall, in addition to paying any royalties due, also reimburse Lilly for the cost of such audit.

     Section 7.04.  Exchange Rates and Currency Translation.  All payments to be
     ------------------------------------------------------
made by Roberts to Lilly under this Agreement shall be made and reported in United States dollars. The rate of exchange to be used in computing the amount of Net Sales and the United States dollars due Lilly shall be calculated using Roberts' then current standard exchange rate methodology, which methodology is used by Roberts in the translation of its foreign currency operating results for external reporting, is consistent with United States generally accepted accounting principles and is reviewed and approved by Roberts' independent certified public accountants.

     Section 7.05.  Withholding Taxes.  Roberts shall have no liability for any
     --------------------------------
income
taxes levied against Lilly on account of royalties paid hereunder. If laws or regulations require that any such taxes be withheld by Roberts, Roberts shall deduct such taxes from the payment due Lilly, pay the taxes so withheld to the proper taxing authority, and send proof of payment to Lilly annually within ninety (90) days of the first day of the year following such payment. If Lilly desires to obtain a refund of any taxes so withheld and paid to a taxing authority, Roberts shall cooperate in the pursuit of such refund.

                                  Article VIII
                                  ------------
                              Term and Termination
                              --------------------

     Section 8.01.  Term.  This Agreement shall become effective on the date
     -------------------
hereof, and shall remain in effect until the later of either: (i) the life of the last to expire of the patents encompass in the Lilly Intellectual Property, or (ii) fifteen (15) years from the date hereof. Upon termination of this Agreement as set forth in this Section 8.01, the licenses granted to Roberts hereunder shall be deemed to be paid up in full.

     Section 8.02.  Termination by Default.  If either party is in default of
     -------------------------------------
any of its material obligations under this Agreement, or fails to remedy such a default within sixty (60) days after the other party sends written notice detailing the substance of the default to the defaulting party, the injured party may terminate this Agreement by written notice. In the event Lilly elects to terminate this Agreement by reason of any default by Roberts, the licenses granted hereunder shall terminate.

     Section 8.03.  Residual Obligation Upon Termination.  Termination of this
     ---------------------------------------------------
Agreement for any reason whatsoever will not release or discharge Lilly or Roberts from the performance of any obligation or the payment of any debt which may have previously accrued and remains to be performed, paid or discharged, at the date of such termination. However, upon termination, no further obligations under this Agreement shall be incurred by Lilly or Roberts.

                                   Article IX
                                   ----------
                            Miscellaneous Provisions
                            ------------------------

     Section 9.01.  Amendment.  This Agreement may not be amended, supplemented
     ------------------------
or otherwise modified except by an instrument in writing signed by an authorized representative of both parties.

     Section 9.02.  Entire Agreement.  This Agreement constitutes the complete
     -------------------------------
and definitive agreement of the parties on the subject matter hereof and supersedes, cancels and annuls all prior or subsequent agreements, understandings and undertakings relating to the subject matter hereof including, but without limiting the generality of the foregoing, any documents used by the parties in making or accepting any offer. There are no verbal agreements, warranties, representations or understandings affecting this Agreement, and all previous or other negotiations, representations and understandings between Lilly and Roberts are merged herein.

     Section 9.03.  Severability.  Each party agrees that, should any provision
     ---------------------------
of this Agreement be determined by a court of competent jurisdiction to violate or contravene any applicable law or policy, such provision will be severed or modified by the court to the extent necessary to comply with the applicable law or policy, and such modified provision and the remainder of the provisions hereof will continue in full force and effect. The parties specifically agree that nothing in this Agreement is intended to require either party to take, or not take, any action which would constitute a violation of any applicable law or regulation, including but not limited to those regarding trade.

     Section 9.04.  Notices.  Any notice required or permitted to be given under
     ----------------------
this Agreement shall be in writing and shall be deemed to have been sufficiently given for all purposes if mailed by first class certified or registered mail, postage prepaid, or sent by national overnight delivery service, or by acknowledged facsimile. Unless otherwise specified in writing, the mailing addresses of the parties shall be as follows:

     For Roberts:

     Roberts Laboratories Inc.
     4 Industrial Way West
     Eatontown, New Jersey 07724
     Attention: A.A. Rascio, Vice President

     For Lilly:

     Eli Lilly and Company
     Lilly Corporate Center
     Indianapolis, IN 46285
     Attention: General Counsel

     Section 9.5.  Governing Law.  This Agreement shall be governed by, and
     ---------------------------
construed in accordance with, the laws of Indiana, excluding any choice of law rules which may direct the application of the law of any other jurisdiction.

     Section 9.6.  Assignment.  Except as expressly provided herein, neither
     ------------------------
party may assign its rights and obligations under this Agreement except to an Affiliate without the prior written consent of the other, except a party may make such an assignment without the other party's consent in connection with any merger or sale of al or substantially all of its assets to which this Agreement relates. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assignees of the parties hereto.

     Section 9.7.  Consents Not Unreasonably Withheld.  Whenever provision is
     ------------------------------------------------
made in this Agreement for either party to secure the consent or approval of the other, that consent or approval shall not unreasonably be withheld, and whenever in this Agreement provisions are made for one party to object to or disapprove a matter, such objection or disapproval shall not unreasonably be exercised.

     Section 9.8.  No Strict Construction.  This Agreement has been prepared
     ------------------------------------
jointly and shall not be strictly construed against either party.

     Section 9.9.  Captions.  The captions or headings of the Sections or other
     ----------------------
subdivisions hereof are inserted only as a matter of convenience or for reference and shall have no effect on the naming of the provisions hereof.

     Section 9.10.  Force Majeure.  Any delay or failure in the performance of
     ----------------------------
any of the duties or obligations of any party hereto caused by an event outside the affected party's reasonable control shall not be considered a breach of this Agreement, and the time required for such party's performance shall be extended for a period equal to the period of such delay. Such events shall include, without limitation, any labor strike or lockout, act of God, war, fire, flood, embargo, act of any governmental authority, riot, or any other unforeseeable cause or causes beyond the reasonable control and without the fault or negligence of the party so affected. The party so affected shall give prompt notice to the other party of such cause, and shall take whatever reasonable steps are appropriate in the party's discretion to relieve the effect of such cause as rapidly as possible.

     Section 9.11.  Currency.  All references to "$" or "dollars" in this
     -----------------------
agreement shall refer to United States dollars.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their respective officers thereunto duly authorized.

ROBERTS LABORATORIES INC.           ELI LILLY AND COMPANY



By: /s/ Peter M. Rogalin                 By: /s/ Charles E. Golden
    ---------------------                    -------------------------
Title: Vice President                    Title: Executive Vice President
                                         and Chief Financial Officer

In order to induce Lilly to execute this Agreement, Roberts Pharmaceutical Corporation, the parent company of Roberts Laboratories Inc., hereby unconditionally guarantees the due payment and performance of all obligations of Roberts Laboratories, Inc. contained in this Agreement.


By: /s/ Anthony A. Rascio
   -----------------------
Title:  Vice President

                                   Appendix A

     Know-How shall mean all written information in the possession of Lilly regarding the Compound of the types listed below reasonably useful to Roberts in developing and manufacturing the compound. Lilly shall use its reasonable efforts to locate and furnish to Roberts all material documents representing Know-How. Roberts acknowledges that certain records may have been lost or destroyed or otherwise be unavailable. Provided that Lilly has used its reasonable efforts to locate such documents, Lilly shall have no further obligation to Roberts with respect to such documents.

Marketing            .  Market research on GI markets prepared with respect to
                        the Compound

                     .  Initial forecasts of market potential for the Compound

Toxicology           .  Written summary reports for the Compound

Project Management
Status Reports       .  For the Compound for the 2 years prior to
                        discontinuation of Lilly's development effort

Regulatory           .  CTX for the Compound

                     . All other material regulatory documents relating to the Compound, including any and all clinical data

                                   Appendix B
                                   ----------

                                Patent Position
                                ---------------

                                    LY315535
                                    --------

        Compound                     USSN 07/850,136

        Use in Treating IBS          US 5,434,174

        Intermediates to Compound    US 5,389,687
                                     US 5,426,229
                                     US 5,286,753
                                     US 5,426,226
                                     US 5,434,174